[CBRL Group, Inc. Logo]                                      POST OFFICE BOX 787
                                                              LEBANON, TENNESSEE
                                                                      37088-0787
                                                              PHONE 615.443.9869
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CBRL GROUP, INC.
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                                                Contact:  Lawrence E. White
                                                          Senior Vice President/
                                                          Finance and Chief
                                                          Financial Officer
                                                          (615) 443-9869


                      CBRL GROUP FISCAL 2005 THIRD QUARTER
                         CONFERENCE CALL ON THE INTERNET


LEBANON, Tenn. (May 12, 2005) -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its third quarter earnings conference call on Thursday, May 19, 2005. Company management will discuss financial results for the quarter ended April 29, 2005 and the earnings outlook for its 2005 fiscal year.


     The live broadcast of CBRL Group's quarterly conference call will be available to the public on-line at www.vcall.com or www.cbrlgroup.com on May 19, 2005, beginning at 11:00 a.m. (Eastern Time). The on-line replay will follow immediately and continue through May 26, 2005.

     Headquartered in Lebanon, Tennessee, CBRL Group, Inc., through its subsidiaries, presently operates 524 Cracker Barrel Old Country Store(R) restaurants and gift shops located in 41 states and 124 company-operated and 23 franchised Logan's Roadhouse(R) restaurants in 18 states.


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